RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Within this investor presentation, ServiceMaster has provided certain non-GAAP (Generally Accepted Accounting Principles) measures. ServiceMaster does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. ServiceMaster believes that these non-GAAP measures provide an important perspective on the performance of ServiceMaster's continuing operations.


A reconciliation of internal revenue growth to its most directly comparable financial measure under GAAP for the years ended December 31 are as follows:


                                                2004          2003         2002         2001         2000
                                              ----------    ---------    ---------    ---------    ---------
       Reported revenue growth                  5.3%          1.9%         0.7%         3.9%         11.3%
       Effect of acquisitions, net of
          shut-down operations                  0.3%          0.3%         0.5%         1.2%         8.7%
                                              ----------    ---------    ---------    ---------    ---------

       Internal revenue growth                  5.0%          1.6%         0.2%         2.7%         2.6%
                                              ==========    =========    =========    =========    =========


A reconciliation of income from continuing operations on a comparable basis, before unusual items to its most directly comparable financial measure under GAAP for the years ended December 31 are as follows:





                                                   2004                             2003                           2002
                                    --------------------------------- -------------------------------- -----------------------------
                                                           DILUTED                          DILUTED                        DILUTED
                                                           EARNINGS                         EARNINGS                       EARNINGS
                                     $ AMOUNT   SHARES     PER SHARE   $ AMOUNT    SHARES   PER SHARE   $ AMOUNT   SHARES  PER SHARE
                                     --------   ------     ---------   --------    ------   ---------   --------   ------  ---------
Reported income from
  continuing operations             $ 324,057    303,568      $ 1.08  $ (221,975)  295,610   $ (0.75)  $ 157,303   305,912   $ 0.51
IRS tax agreement                    (149,722)   303,568       (0.49)
Impairment charge                                                        383,152   295,610      1.30
Premium paid on public
  bond repurchase                                                                                          9,229   305,912     0.03
                                    ----------             ---------- -----------           --------- -----------          ---------
Income from continuing operations
 on a comparable basis, before
 unusual items                      $ 174,335    295,568      $ 0.59    $161,177   299,528    $ 0.54   $ 166,532   305,912   $ 0.54




                                                    2001                             2000                           1999
                                    --------------------------------- -------------------------------- -----------------------------

                                                          DILUTED                          DILUTED                         DILUTED
                                                          EARNINGS                         EARNINGS                        EARNINGS
                                     $ AMOUNT   SHARES    PER SHARE   $ AMOUNT    SHARES   PER SHARE   $ AMOUNT   SHARES   PER SHARE
                                     --------   ------    ---------   --------    ------   ---------   --------   ------   ---------
Reported income from
  continuing operations             $(172,219)   298,659    $ (0.58)   $120,021   305,518    $ 0.39    $ 85,913   314,406    $ 0.27
Impairment charge                     279,393    298,659       0.94                                      51,300   314,406      0.16
Premium paid on public
  bond repurchase                       3,422    303,244       0.01
Pro forma after-tax adjustments for:
  Interest on proceeds from
    businesses sold in 2001            19,991    303,244       0.07      22,531   305,518      0.07      18,970   314,406      0.06
  Elimination of amortization expense
    under SFAS 142                     41,590    303,244       0.14      40,244   305,518      0.13      34,027   314,406      0.11
                                    ----------            ---------- -----------           --------- -----------           ---------
Income from continuing operations
  on a comparable basis, before
  unusual items                     $ 172,177    303,244     $ 0.57    $182,796   305,518    $ 0.60   $ 190,210   314,406    $ 0.60
